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                                                                   EXHIBIT 10.46

[LOGO]  [HELLER FINANCIAL LETTERHEAD]

January 22, 1998

Jalate, Ltd.
6557 Flotilla Street
Los Angeles, CA 90040
Attn: Fred Findley

Re:   Collection Date Factoring Agreement and Revolving Loan
      Agreement, both dated June 30, 1997

Dear Mr. Findley:

This letter is in reference to the above described factoring and loan agreements. We understand that Jalate, Ltd. ("Jalate") intends to sell and issue to certain lenders (the "Lenders") $950,000 aggregate principal amount of 10% subordinated secured promissory notes (the "Notes"). A copy of the form of the Notes in substantially its final form is attached to this letter as Exhibit A. We further understand that Jalate will execute a Security and Pledge Agreement (the "Security Agreement") pursuant to which Jalate will pledge as collateral for the Notes (i) all of the capital stock of Air Shop Ltd. ("Air Shop") now or hereafter acquired by Jalate and (ii) all of Jalate's rights under that certain letter agreement (the "Letter Agreement") among Jalate, Dominique Camacho and Air Shop dated October 17, 1997 with respect to the investment by Jalate in Air Shop. A copy of the form of the Security Agreement in substantially its final form is attached hereto as Exhibit B.

To the extent required by the terms of the above described factoring and loan agreements, we hereby consent to the sale and issuance of the Notes (in substantially the form attached hereto) by Jalate to the Lenders and the grant of the security interests provided for in the Security Agreement (in substantially the form attached hereto). In addition, we hereby waive any security interest that we may otherwise have in the collateral provided for in the Security Agreement.

Our consent and waiver is conditioned upon Jalate's agreement that, without our prior written consent, Jalate will not prepay the Notes except with the net proceeds of an equity offering.

Please indicate your agreement to this condition by counter-signing both copies of this letter and returning one of those copies to us.

Very truly your,

HELLER FINANCIAL, INC.

By: [SIG]
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Title:
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                          SIGNATURE ON FOLLOWING PAGE
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Jalate, Ltd.
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[LOGO] HELLER FINANCIAL

Jalate hereby agrees that, without the prior written consent of Heller Financial, Inc. Jalate will not prepay the Notes except with the net proceeds of an equity offering.

JALATE, LTD.

By: /s/ FREDERICK A. FINDLEY
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    Frederick A. Findley
    Vice President and
    Chief Financial Officer